[THE AMERICAN FUNDS GROUP(R)]

U.S. GOVERNMENT SECURITIES FUND

[illustrations:  U.S. Government Treasury Building, scale, and various graphs]


Semi-Annual Report for the six months ended February 28, 1998

U.S. GOVERNMENT SECURITIES FUND(SM) seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

U.S. GOVERNMENT SECURITIES FUND is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1998 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods:

10 YEARS              5 YEARS               12 MONTHS
+101.88%              +25.21%               +5.13%
(+7.28% A YEAR)       (+4.60% A YEAR)

Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of March 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 5.29%. The fund's distribution rate as of that date was 6.06%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


FELLOW SHAREHOLDERS:

[ilustration:  scale]

The first half of U.S. Government Securities Fund's 1998 fiscal year was a favorable period for U.S. bonds. In an environment of falling interest rates and rising bond prices, your fund generated a steady stream of current income and a modest increase in share value.

For the six months ended February 28, the fund paid monthly dividends totaling
44.5 cents a share. That represents an income return of 3.5% (7.0% on an annualized basis) for shareholders who reinvested those dividends in additional shares, as most do. Those who took dividends in cash received a 3.4% income return (6.8% annualized).

With few signs of inflation on the horizon, optimistic investors pushed up bond prices, sending yields on longer term bonds down to their lowest levels in nearly a decade. (Bond prices move in the opposite direction of interest rates.) The fund's net asset value rose to $13.23 per share from $13.03 six months earlier, contributing to a total return (dividends plus appreciation) of 5.0%. That compares with a 5.7% increase with interest compounded for the Lehman Brothers Government/Mortgage-Backed Securities Index, which is unmanaged and has no expenses.

Over the past 12 months, the fund produced a total return of 9.0% to bring its total return since beginning operations on October 17, 1985 to 161.7% - an average compound return of 8.1% a year.

SIX MONTHS IN REVIEW

Bond markets rallied during the six-month period, amid mounting evidence that inflationary pressures would remain subdued even as the U.S. economy continued to flourish. Global competition from cheap imports forced U.S. manufacturers to keep costs down, while Southeast Asia's financial difficulties led many fixed-income investors to predict the U.S. economy would contract as exports to the region slowed. The Asian crisis also helped U.S. interest rates by stimulating a "flight to quality" by investors for the relatively safe haven of dollar-denominated assets.

With top-grade investments across a spectrum of government and federal agency obligations, U.S. Government Securities Fund participated strongly in the broad market rally. U.S. Treasury securities did well, due in part to a reduced federal budget deficit that should slow the pace of bond issuance by the federal government. These holdings account for more than half of net assets and made solid contributions to the fund's results.

At the close of the period, about 43% of net assets was held in mortgage-backed securities, up slightly from six months earlier. These instruments typically pay higher yields to compensate for the risk of prepayment and, as such, have helped enhance the fund's income return. (If an underlying mortgage is prepaid when interest rates decline, investors risk having to reinvest their assets at lower rates.) The fund's investment professionals spend considerable time trying to minimize the impact of unexpected changes in prepayment rates. Many of the mortgages in the portfolio are older, "seasoned" loans, which are less likely to be refinanced. The fund also holds a number of adjustable-rate mortgages - whose coupons adjust with changes in interest rates <UNDEF> which tend to be somewhat less volatile than their fixed-rate counterparts.

During the past six months, we have lengthened the average maturity of the fund's holdings in an effort to take advantage of declining interest rates. (The longer a bond's maturity, the more its price tends to rise and fall in response to changes in interest rates.) At the close of the period, the average effective maturity was 7.7 years, up from 6.5 years.

LOOKING AHEAD

A number of factors suggest that the positive bond environment could continue. Despite an economic expansion now in its eighth year, inflation is exceptionally benign. That could keep interest rates down - and bond prices up
- for some time. Meanwhile, the continued strength of the U.S. dollar could sustain demand for U.S. Treasury securities by foreign buyers.

At the same time, while we are cautiously optimistic, it is difficult to predict how long our "Goldilocks" economy - not too hot, not too cold - can stay "just right." Indeed, in the face of rising business activity, a shrinking pool of available labor has already caused wages to increase slightly - an important factor in raising costs. Meanwhile, struggles in Asia, which have not yet had as significant an impact as expected, have injected a degree of uncertainty into the economic outlook. It also remains to be seen how Japan, the world's second-largest economy and a major holder of U.S. Treasuries, will cope with its growing difficulties.

As always, we will continue to monitor developments that may affect the holdings in the fund.

We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.     /s/Abner D. Goldstine
Paul G. Haaga, Jr.        Abner D. Goldstine
Chairman of the Board     President

April 13, 1998


The American Funds Income Series
U.S. Government Securities Fund (Unaudited)

Investment Portfolio
February 28, 1998
U.S. Treasuries                                               51%
GNMAs and Other Mortgage-Backed Securities                    43%
Other Obligations                                              2%
Cash & Equivalents                                             4%

                                                        Principal     Market   Percent
                                                          Amount       Value    of Net
                                                           (000)       (000)    Assets

Federal Agency Obligations -
Mortgage Pass-Throughs (1) -      36.10%
Fannie Mae (formerly Federal National Mortgage Assn.):
 6.00% 2013                                               $4,000      $3,945
 6.50% 2028                                               16,500      16,340
 6.55% 2027                                               13,100      12,490
 7.00% 2009-2028                                          33,412      33,942
 8.00% 2005-2023                                           4,355       4,547
 8.277% 2002 (2)                                           4,465       4,648
 8.50% 2007-2027                                           9,709      10,238
 9.00% 2009-2023                                           2,379       2,553
 9.50% 2011-2022                                           1,946       2,096
 10.00% 2017-2021                                          1,137       1,246
 11.00% 2010-2015                                          1,707       1,920
 12.00% 2000-2019                                          1,250       1,435
 12.25% 2013-2014                                            247         288      8.69%
 12.50% 2001-2015                                            929       1,098
 12.75% 2012                                                  23          28
 13.25% 2011-2014                                            667         797
 14.00% 2013                                                  51          60
 15.00% 2013                                                  13          15
 15.50% 2012                                                  35          43
 16.00% 2012                                                  16          19
Freddie Mac (formerly Federal Home Loan Mortgage Corp.):
 6.00% 2013                                                5,500       5,426
 6.50% 2013                                                6,400       6,424
 7.00% 2008                                                1,036       1,058
 8.25% 2007                                                  597         621
 8.50% 2009-2021                                          13,349      14,010
 8.75% 2008                                                  542         570
 9.00% 2010-2021                                           4,702       4,984
 10.50% 2006-2016                                            654         720
 10.75% 2009-2010                                            242         267
 11.00% 2011-2016                                            682         766
 11.50% 2011-2015                                            271         310
 11.75% 2011-2014                                            291         332
 12.00% 2000-2028                                          7,281       8,382
 12.25% 2013-2015                                            382         441
 12.50% 2009-2019                                          5,794       6,816      4.69
 13.00% 2010-2014                                            747         885
 13.50% 2010-2015                                            226         272
 13.75% 2014                                                  31          37
 14.00% 2011-2014                                            131         158
 14.50% 2010-2011                                             24          29
 14.75% 2010                                                  47          57
 15.00% 2011                                                  44          54
 15.50% 2011                                                  31          38
 16.00% 2012                                                  21          26
 16.25% 2011                                                  78          95
Government National Mortgage Assn.:
 6.00% 2013-2028                                          16,000      15,695
 6.50% 2023-2028                                          25,079      24,860
 7.00% 2008-2026 (2)                                      81,330      83,026
 7.375% 2022-2024 (2)                                      5,186       5,327
 7.50% 2009-2026                                          25,704      26,483
 8.00% 2022-2028                                           7,615       8,000
 8.50% 2020-2028                                          16,854      17,910
 9.00% 2011-2022                                          13,981      15,128
 9.50% 2009-2021                                           7,768       8,465
 9.75% 1999-2012                                           1,873       2,016
 10.00% 2016-2019                                         24,815      27,770
 10.25% 2012                                                 115         126
 10.50% 2015-2019                                          2,119       2,398
 11.00% 2009-2020                                          3,869       4,453     22.72
 11.25% 2001-2016                                          2,295       2,540
 11.50% 2000-2014                                            994       1,152
 11.75% 2000-2015                                            206         223
 12.00% 1999-2019                                          2,498       2,920
 12.25% 2013-2015                                            252         289
 12.50% 2010-2015                                          1,763       2,091
 12.75% 2013-2015                                            322         367
 13.00% 2011-2015                                          1,551       1,859
 13.25% 2013-2015                                            229         260
 13.50% 2010-2014                                            824       1,000
 14.00% 2011-2014                                            127         156
 14.50% 2012-2014                                            333         409
 15.00% 2011-2013                                            433         528
 16.00% 2011-2012                                             38          47
                                                                   --------- ---------
                                                                     406,024     27.50
                                                                   --------- ---------

Federal Agency Obligations - Other -  0.79%

FNSM Callable Principal STRIPS:
 0%/8.25% 2022 (3)                                         2,000       1,920       .17
Freddie Mac Note, 6.27% 2004                               7,000       6,934       .62
                                                                   --------- ---------
                                                                       8,854       .79
                                                                   --------- ---------

U. S. Guaranteed Obligations - Other - 1.13%

Big Rivers Electrical Corp. 10.70% 2017                   12,000      12,671      1.13
                                                        ---------  --------- ---------

Collateralized Mortgage Obligations (1) -   5.38%
Fannie Mae:
 Trust 91-50, Class H, 7.75% 2006                          2,412       2,499
 Trust 91-146, Class Z, 8.00% 2006                         6,707       6,957
 Trust 97-41, Class B, 7.25% 2014                          5,000       5,044
 Trust 35, Class 2, 12.00% 2018                              473         540      3.27
 Trust 90-93, Class G, 5.50% 2020                          2,961       2,859
 Trust 92-119, Class Z, 8.00% 2022                         3,668       3,942
 Trust 94-4, Class ZA, 6.50% 2024                          4,899       4,601
 Trust 97-M6, Class ZA, 6.85% 2026                        10,347      10,330
Freddie Mac:
 Series 1716, Class A, 6.50% 2009                         10,586      10,285
 Series 83-A, Class 3, 11.875% 2013                          166         184
 Series 83-B, Class 3, 12.50% 2013                         1,415       1,780
 Series 76, Class F, 9.125% 2020                           1,286       1,315      2.11
 Series 178, Class Z, 9.25% 2021                           2,631       2,832
 Series 1567, Class A, 6.088% 2023 (2)                     1,573       1,492
 Series 1948, Class PJ, 6.65% 2027                         6,000       5,799
                                                        ---------  --------- ---------
                                                                      60,459      5.38
                                                                   --------- ---------

Collateralized Mortgage Obligations
(Privately Originated)(1),(4) -   1.87%

Collateralized Mortgage Obligation Trust,
 Series 63, Class Z, 9.00% 2020                            4,004       4,294       .38
PaineWebber CMO Pac, Series O, Class 5, 9.50% 2019         4,656       5,108       .46
Ryland Acceptance Corp., Series 88, Class E,
 7.95% 2019                                               11,211      11,624      1.03
                                                        ---------  --------- ---------
                                                                      21,026      1.87
                                                                   --------- ---------

Development Authorities -  0.26%

International Bank for Reconstruction and
 Development, 12.25% December 2008                         2,000       2,967       .26
                                                        ---------  --------- ---------




U. S. Treasury Obligations -   50.93%


6.875% July 1999                                          16,750      17,043      1.52
5.875% November 1999                                       8,000       8,036       .72
5.625% December 1999                                       8,000       8,008       .71
8.50% November 2000                                       12,500      13,408      1.19
13.125% May 2001                                          19,000      23,186      2.06
13.375% August 2001                                       10,000      12,444      1.11
6.25% October 2001                                         2,000       2,042       .18
15.75% November 2001                                       5,500       7,349       .65
14.25% February 2002                                      15,000      19,554      1.74
11.625% November 2002                                     38,000      47,316      4.21
10.75% May 2003                                           10,250      12,590      1.12
11.875% November 2003                                     12,000      15,587      1.39
7.25% May 2004                                            72,500      78,549      6.98
11.625% November 2004                                      4,500       5,970       .53
7.50% February 2005                                       11,500      12,690      1.13
%6.50% May 2005                                            6,000       6,286       .56
3.412% January 2007 (2),(5)                                5,250       5,218       .46
6.25% February 2007                                        2,000       2,076       .18
6.625% May 2007                                            4,500       4,794       .43
10.375% November 2009                                     25,000      31,305      2.78
10.00% May 2010                                            4,000       4,981       .44
12.75% November 2010                                      10,000      14,275      1.27
13.875% May 2011                                           8,000      12,175      1.08
10.375% November 2012                                     35,000      46,588      4.14
12.00% August 2013                                        11,000      16,230      1.44
8.875% August 2017                                        89,000     118,370     10.53
7.875% February 2021                                       5,000       6,153       .55
7.125% February 2023                                      18,000      20,590      1.83
                                                        ---------  --------- ---------
                                                                     572,813     50.93
                                                                   --------- ---------
Total Bonds and Notes (cost:$1,065,821,000)                        1,084,814     87.85
                                                                   --------- ---------


Short-Term Securities

Commercial Paper - 0.38%

New Center Asset Trust 5.69% due 3/2/98                    4,250       4,249       .38
                                                        ---------  --------- ---------
U.S. Treasury Securities - 10.12%

U.S. Treasury Bills due 4/16/98                           34,700      34,484      3.06
U.S. Treasury Bills due 4/23/98                           45,000      44,646      3.97
U.S. Treasury Bills due 4/30/98                           35,000      34,700      3.09
                                                        ---------  --------- ---------
                                                                     113,830     10.12
                                                                   --------- ---------


Total Short-Term Securities (cost:$118,066,000)                      118,079     10.50
                                                                   --------- ---------

Total Investment Securities (cost:$1,183,887,000)                  1,202,893    106.96

Excess of payables over cash and receivables                          78,257      6.96
                                                                   --------- ---------
Net Assets                                                        $1,124,636    100.00%
                                                                 ======================

(1)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(2)Coupon rate may change periodically.
(3)Zero-coupon bond which will
convert to a coupon-bearing security at a future date.
(4)Comprised of federal agency originated or guaranteed loans.
(5)Indexed-linked bond whose principal amount moves with a government retail price index.


See Notes to Financial Statements

The American Funds Income Series
U.S. Government Securities Fund
Financial Statements                                         (Unaudited)
----------------------------------------  -------------- ---------------
Statement of Assets and Liabilities
at February 28, 1998                        (dollars in       thousands)
----------------------------------------  -------------- ---------------
Assets:
Investment securities at market
 (cost: $1,183,887)                                           $1,202,893
Cash                                                                  87
Receivables for-
 Sales of investments                           $ 9,374
 Sales of fund's shares                           1,885
 Accrued interest                                12,423           23,682
                                          -------------- ---------------
                                                               1,226,662
Liabilities:
Payables for-
 Purchases of investments                        97,474
 Repurchases of fund's shares                     1,451
 Dividends payable                                1,982
 Management services                                351
 Accrued expenses                                   768          102,026
                                          -------------- ---------------
Net Assets at February 28, 1998-
 Equivalent to $13.23 per share on
 85,005,079 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                  $1,124,636
                                                            ============

Statement of Operations                                      (Unaudited)
for the six months ended February 28, 1998  (dollars in       thousands)
                                          -------------- ---------------
Investment Income:
Income:
 Interest                                                       $ 39,679

Expenses:
 Management services fee                         $2,214
 Distribution expenses                            1,597
 Transfer agent fee                                 384
 Reports to shareholders                             71
 Registration statement and prospectus               39
 Postage, stationery and supplies                   100
 Trustees' fees                                      13
 Auditing and legal fees                             42
 Custodian fee                                       14
 Taxes other than federal income tax                 17
 Other expenses                                      14            4,505
                                          -------------- ---------------
Net investment income                                             35,174
                                                         ---------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                  3,100
Net unrealized (depreciation) appreciation
 on investments:
 Beginning of period                              2,624
 End of period                                   19,006
                                          --------------------
Net unrealized appreciation
 on investments                                                   16,382
                                                         ---------------
 Net realized gain and
  unrealized appreciation on investments                          19,482
                                                         ---------------
Net Increase in Net Assets Resulting
 from Operations                                                 $54,656
                                                            ============
Statement of Changes in Net
 Assets                                     (dollars in       thousands)
----------------------------------------  ----------------------------------
                                          Six months end      Year ended
                                           February 28,        August 31
                                                  1998*             1997
Operations:                               ----------------------------------
Net investment income                        $   35,174       $   78,056
Net realized gain (loss) on investments           3,100           (6,208)
Net unrealized appreciation
 on investments                                  16,382           29,551
                                          ----------------------------------
 Net increase in net assets
  resulting from operations                      54,656          101,399
                                          ----------------------------------
Dividends Paid to Shareholders                  (37,511)         (78,533)
                                          ----------------------------------
Capital Share Transactions:
Proceeds from shares sold:
 10,459,701 and 13,697,793
 shares, respectively                           138,324          177,817
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 2,070,471 and 4,328,162
 shares respectively                             27,312           56,223
Cost of shares repurchased:
 12,398,855 and 28,335,433
 shares, respectively                          (163,705)        (367,751)
                                          ----------------------------------
 Net increase (decrease) in net assets resulting
  from capital share transactions                 1,931         (133,711)
                                          ----------------------------------
Total Increase (Decrease) in Net Assets          19,076         (110,845)

Net Assets:
Beginning of period                           1,105,560        1,216,405
                                          ----------------------------------
End of period (including undistributed
 net investment income of $2,021 and
 $4,358, respectively)                       $1,124,636       $1,105,560
                                          ==============   =============

*Unaudited
See Notes to Financial Statements

U.S. GOVERNMENT SECURITIES FUND
Notes to Financial Statements (Unaudited)

1. The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of February 28, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $19,006,000, of which $33,316,000 related to appreciated securities and $14,310,000 related to depreciated securities. During the six months ended February 28, 1998, the fund realized, on a tax basis, a net capital gain of $3,100,000 on securities transactions. The fund had available at August 31, 1997 a net capital loss carryforward totaling $85,413,000 which may be used to offset capital gains realized during subsequent years through 2005 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make any distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $1,183,887,000 at February 28, 1998.

3. The fee of $2,214,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; 0.16% of such assets in excess of $3 billion but not exceeding $6 billion; 0.15% of such assets in excess of $6 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.25% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. As of February 28, 1998, accrued and unpaid distribution expenses were $649,000.

    American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $384,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $218,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1998, aggregate amounts deferred and earnings thereon were $73,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1998, accumulated net realized loss on investments was $104,612,000 and paid-in capital was $1,208,221,000.

    The fund made purchases and sales of investment securities, excluding short-term securities, of $224,667,000 and $248,591,000, respectively, during the six months ended February 28, 1998.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $14,000 includes $12,000 that was paid by these credits rather than in cash.



PER-SHARE DATA AND RATIOS
---------------------------------     -----------------------------------------------
                                       Six months
                                            ended           Year Ended August   31
                                      February 28,-------- --------------------------
                                         1998 (1)     1997   1996  1995  1994  1993
                                      -------------------- --------------------------
Net Asset Value, Beginning
 of Period                                 $13.03   $12.78 $13.24$13.18$14.73$14.13
                                      -------------------- --------------------------

Income from Investment
 Operations:
  Net investment income                       .41      .88   .93  1.01  1.03  1.07
  Net realized and unrealized
   gain (loss) on investments.                .23      .25  (.49)  .06 (1.56)  .61
   Total income (loss) from           -------------------- --------------------------
    investment operations                     .64     1.13   .44  1.07  (.53) 1.68
                                      -------------------- --------------------------
Less Distributions:
 Dividends from net investment
  income                                     (.44)    (.88) (.90)(1.01)(1.02)(1.08)
                                      -------------------- --------------------------
Net Asset Value, End of Period             $13.23   $13.03 $12.78$13.24$13.18$14.73
                                      ============  ====== ==========================
Total Return (2)                          5.01% (3)   9.08% 3.40% 8.60%(3.72%12.44%

Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)                                $1,125   $1,106 $1,216$1,337$1,373$1,581
 Ratio of expenses to average
  net assets                                .40% (3)    .80  .81%  .79%  .78%  .83%
 Ratio of net income to
  average net assets                       3.15% (3)  6.74% 7.04% 7.79% 7.35% 7.54%
 Portfolio turnover rate                  22.05% (3) 28.16%40.01%46.77%71.58%35.24%

(1)Unaudited
(2)Excludes maximum sales charge of 4.75%.
(3)Based on operations for the period shown and, accordingly, not representative of a full year's operations.

[THE AMERICAN FUNDS GROUP(R)]

OF$CES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR $NANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA AGD/AL/3758
Lit. No. GVT-013-0498